UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, Connecticut		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Security Agreements

On July 23, 2012, United Rentals, Inc. (“Holdings”), United Rentals (North America), Inc. (the “Company”) and certain subsidiaries of Holdings and the Company (collectively, the “Grantors”) entered into a Security Agreement (the “Security Agreement”) and an Intellectual Property Security Agreement (the “Intellectual Property Security Agreement”), in each case, with Wells Fargo Bank, National Association, as Note Trustee and Collateral Agent, pursuant to which the obligations of the Grantors under the Indenture, dated as of March 9, 2012, governing the 5.75% Senior Secured Notes due 2018 (the “Senior Secured Notes”) of the Company are secured by the pledge and grant of security interests contained in the Security Agreement and the Intellectual Property Security Agreement. The Senior Secured Notes are secured on a second-priority basis by liens on the Grantors’ assets that secure the Company’s senior secured asset based revolving credit facility and any other first-priority lien obligations, subject to permitted liens.

The description above is qualified in its entirety by reference to the full text of the Security Agreement and the Intellectual Property Security Agreement, which are filed as exhibits to this current report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

10.1	Security Agreement, dated as of July 23, 2012, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Wells Fargo Bank, N.A., as Note Trustee and Collateral Agent.

10.2	Intellectual Property Security Agreement, dated as of July 23, 2012, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Wells Fargo Bank, N.A., as Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name: Jonathan M. Gottsegen
Title: Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name: Jonathan M. Gottsegen
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Security Agreement, dated as of July 23, 2012, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Wells Fargo Bank, N.A., as Note Trustee and Collateral Agent.

10.2.	Intellectual Property Security Agreement, dated as of July 23, 2012, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Wells Fargo Bank, N.A., as Collateral Agent.